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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                        Date of Report: November 2, 1998



                         DYNA GROUP INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


                                     NEVADA
         (State or other jurisdiction of incorporation or organization)



       000-17385                                         87-0404753
(Commission File Number)                      (IRS Employer Identification No.)



1661 S. Seguin Avenue, New Braunfels, Texas                 78130
(Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code:  (830) 620-4400




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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNT

(b)      SECTION 304 (a) (2)

         1. On September 28, 1998 Dyna Group International, Inc. (the "Company") named Padgett, Stratemann & Co., L.L.P. as its new independent auditors. (refer to exhibit no. 1)

         2. The prior independent auditors of BDO Seidman was contacted by Padgett, Stratemann & Co.,L.L.P. requesting the review of prior year audit workpapers.

         3. BDO Seidman responded on November 2, 1998 with a letter to the Company requesting release of information to Padgett, Stratemann, & Co.,L.L.P. (refer to exhibit no. 2)

         4. On May 13 1998, BDO Seidman was notified of their released. An 8-K was filed along with BDO Seidman's response on May 19, 1998.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.





                                             Dyna Group International, Inc.
                                                       (Registrant)


Date: November 4, 1998                  /s/   ROGER R. TUTTLE
                                        ----------------------------------------
                                        (Signature) Roger R. Tuttle, Chairman
                                        of the Broad and Chief Executive Officer





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                                  EXHIBIT INDEX




                                                                 SEQUENTIALLY
EXHIBIT NO.                     EXHIBIT NAME                     NUMBERED PAGE
-----------                     ------------                     -------------
     1                          ENGAGEMENT LETTER                  4 THRU 7

     2                          RELEASE OF INFORMATION             8 AND 9